UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2013 Annual Report to Shareholders

DWS Diversified Market Neutral Fund (formerly DWS Disciplined Market Neutral Fund)

Contents
4 Letter to Shareholders
5 Portfolio Management Review
12 Performance Summary
14 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Changes in Net Assets
35 Financial Highlights
39 Notes to Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Information About Your Fund's Expenses
54 Tax Information
55 Advisory Agreement Board Considerations and Fee Evaluation
57 Summary of Management Fee Evaluation by Independent Fee Consultant
61 Board Members and Officers
66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Investment strategies employed by the fund's investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund's portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall

President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Strategy
The fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the fund's assets are allocated to separate investment management teams, including subadvisors that employ different market-neutral investment strategies. Pursuant to the investment management teams' different investment strategies, the fund's investment portfolio is primarily comprises exposure to long and short positions in securities and other investments from U.S., foreign and emerging markets. Portfolio management buys (takes long positions in) investments that it believes are undervalued and sells short securities and other investments (e.g., borrows the investment and then sells it) that it believes are overvalued.
The Advisor currently allocates the fund's assets among three different investment management teams, including two subadvisors that employ different market-neutral strategies.The Advisor currently allocates the fund's assets across two sub-advised sleeves managed by Pyramis Global Advisors, LLC ("Pyramis") and Henderson Alternative Investment Advisor Limited ("Henderson") and one sleeve managed by the Advisor. Each investment management team will employ different market-neutral investment strategies when managing the assets of the fund allocated to it.

During the 12-month period ended August 31, 2013, DWS Diversified Market Neutral Fund returned 1.26%. In comparison, its benchmark — the Citigroup 3-month US T-Bill Index — returned 0.07%. The fund's three- and five-year average annual total returns are 0.81% and 0.99%, which compares favorably with the benchmark returns of 0.08% and 0.17%, respectively, in the same intervals. The fund also has outpaced its Morningstar peer group, Market Neutral Funds, in the one, three- and five-year periods.

"We believe the fund's multi-manager approach can capture the breadth of dispersion in equity returns."

The U.S. stock market performed very well during the 12-month period ended August 31, 2013, returning 19.84% as gauged by the Russell 1000® Index. Stocks were supported by a healthy backdrop of gradually improving economic growth, rising housing prices and high corporate profit margins. In addition, the U.S. Federal Reserve Board (the Fed) continued to provide support for the financial markets via its bond-buying program known as a quantitative easing. Together, these factors — along with generally favorable news flow from overseas — led to a strengthening of investor confidence and a robust, double-digit return for the stock market.

While the fund did not keep up with the return of the major stock indices, it is important to recognize that the fund seeks capital appreciation that is independent of the direction of equity markets.

Fund Performance

On July 19, 2013, the fund changed to a new multi-manager approach. As a result, the majority of the fund's performance during the annual reporting period reflects the strategy employed by the previous management team.

Ten Largest Long Equity Holdings at August 31, 2013 (11.0% of Net Assets)
1. eBay, Inc. Provider of online auction services	1.3%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.2%
3. Invesco Ltd. An independent investment management group	1.2%
4. Citigroup, Inc. A diversified financial services holding company	1.2%
5. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.1%
6. ConocoPhillips Producer of petroleum and other natural gases	1.0%
7. CVS Caremark Corp. Operator of a chain of drugstores	1.0%
8. Union Pacific Corp. Operates as a rail transportation provider	1.0%
9. The Goldman Sachs Group, Inc. Global investment banking and securities firm	1.0%
10. Accenture PLC Provides management and technology consulting services and solutions	1.0%

With that in mind, the largest positive contribution to performance came from the fund's positioning in the technology sector. The largest benefit stemmed from a substantial underweight in Apple, Inc., which performed poorly on concerns about its product pipeline, as well as an overweight position in Hewlett-Packard Co.,* which rebounded strongly after hitting its lowest point in a decade during December. Long positions in Micron Technology, Inc.* and First Solar, Inc.* also added value in technology.

* Not held in the portfolio as of August 31, 2013.

The fund's second-best sector was materials, where the fund generated positive returns on both the long and short sides of the market. Key individual contributors were short positions in Allied Nevada Gold Corp.* and the steel producer Allegheny Technologies, Inc.,* as well as a long position in Westlake Chemical Corp.* The industrials, consumer staples and telecommunications services sectors were also areas of strength for the fund. On the negative side, the fund's performance was hurt by its positioning in financials, where the gains in its long positions did not make up for the declining dollar value of its shorts. The largest individual detractor was a short position in the insurer Protective Life Corp.* The consumer discretionary sector also proved to be a challenging area due to short positions in a number of stocks that delivered strong gains, including Cablevision Systems Corp.

* Not held in the portfolio as of August 31, 2013.

From time to time, the fund can use derivatives — specifically, futures and total return swaps — to achieve a portion of its short exposure.

Outlook and Positioning

During the past five years, market performance has been largely driven by global events, such as news related to the European debt crisis and the stimulative policies of the Fed. As a result, the performance of individual stocks has been highly correlated. Now, with the world economy gradually healing and the Fed apparently set to "taper" its quantitative easing policies, the potential exists for a greater dispersion of returns — which could work to the benefit of investors who focus on individual stock selection.

In this environment, we believe a market-neutral approach can add value by limiting the impact of market volatility and providing returns that are not correlated to the performance of the major asset classes. We believe the fund's multi-manager approach can capture the breadth of dispersion in equity returns.

Ten Largest Securities Sold Short Equity Holdings at August 31, 2013 (5.1% of Net Assets)
1. Sturm, Ruger & Co., Inc. Manufactures and sells firearms	0.7%
2. Fast Retailing Co., Ltd. Operates a chain of clothing stores	0.7%
3. Smith & Wesson Holding Corp. Produces handguns, law enforcement products, and firearm safety and security products	0.7%
4. Eli Lilly & Co. Producer of pharmaceuticals	0.6%
5. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	0.4%
6. Cerner Corp. Markets and installs health care solutions to consumers	0.4%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	0.4%
8. Oversea-Chinese Banking Corp., Ltd. Provides a variety of financial services	0.4%
9. NetEase, Inc. An internet technology company that develops applications	0.4%
10. E.I. du Pont de Nemours & Co. Operates as a science and technology based company worldwide	0.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 66 for contact information.

Portfolio Management Team

Chris Umscheid, Director, DIMA

Lead Portfolio Manager of the fund. Joined the fund in 2013.

• Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

• Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc. Began career as a Financial Analyst at Goldman Sachs.

• AB in Economics from Dartmouth College.

Owen Fitzpatrick, CFA, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 1995.

• Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

• Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

• BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

• Portfolio Manager for the Quantitative Group: New York.

• Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Subadvisor

Pyramis Global Advisors, LLC

Timothy E. Heffernan, CFA, Portfolio Manager, Pyramis

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

• Joined Fidelity, an affiliate of Pyramis, in 1984.

• Portfolio Manager for the firm's market neutral institutional investment strategy in 1993 and has managed market neutral strategies for institutional clients for more than 19 years. Currently, manages the Pyramis equity market neutral strategies for several institutional clients.

• BS, Northeastern University.

Subadvisor

Henderson Alternative Investment Advisor Limited

Graham Kitchen, CFA, Head of Equities, Henderson

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

• Joined Henderson in 2005.

• Prior to joining Henderson, was Head of UK Equities at Threadneedle and Co-Head of Investment at Invesco Asset Management.

• Graham graduated from Lancaster University with a First Class BA (Hons) in History and then gained a Masters degree in Modern History from Oxford University. Graham is a member of AIMR and became a CFA Charterholder in 1995.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market, and tracks the performance of U.S. Treasury obligations with maturities of three months. Index returns do not reflect any fees or expenses and it is not possible to invest directly into the Citigroup 3-Month T-Bill Index.

The Morningstar Market Neutral Funds category consists of funds that attempt to reduce systematic risk created by factors such as exposure to sectors, market-cap ranges, investment styles, currencies and/or countries. They try to achieve this by matching short positions within each area against long positions. It is not possible to invest directly in an index or category.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. In doing so, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

Short positions represent the borrowing then selling of a security with the expectation that the security will fall in value. The security can then be purchased and the borrower repaid at a lower price. With a long position, a security is purchased with the expectation that the security will rise in value.

Overweight means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or stock.

Diversification neither assures a profit nor guarantees against a loss.

Performance Summary August 31, 2013 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	1.26%	0.99%	0.65%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-4.56%	-0.20%	-0.21%
Citigroup 3-Month T-Bill Index†	0.07%	0.17%	1.14%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	0.55%	0.23%	-0.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.55%	0.23%	-0.14%
Citigroup 3-Month T-Bill Index†	0.07%	0.17%	1.14%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
No Sales Charges	1.47%	1.18%	0.82%
Citigroup 3-Month T-Bill Index†	0.07%	0.17%	1.14%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
No Sales Charges	1.67%	1.31%	0.94%
Citigroup 3-Month T-Bill Index†	0.07%	0.17%	1.14%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 3.83%, 4.54%, 3.64% and 3.46% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2013, which is based on the performance period of the life of the Fund.

† The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/13	$9.61	$9.20	$9.69	$9.76
8/31/12	$9.49	$9.15	$9.55	$9.60

Investment Portfolio as of August 31, 2013
	Shares	Value ($)

Long Positions 97.5%
Common Stocks 81.5%
Consumer Discretionary 10.9%
Auto Components 0.9%
BorgWarner, Inc. (a)	11,750	1,134,815
Delphi Automotive PLC	24,000	1,320,480
TS Tech Co., Ltd.	27,600	922,067
		3,377,362
Automobiles 1.1%
Honda Motor Co., Ltd.	32,700	1,170,792
Mazda Motor Corp.*	319,000	1,267,894
Suzuki Motor Corp.	25,400	541,707
Volkswagen AG	4,906	1,090,589
		4,070,982
Hotels, Restaurants & Leisure 1.2%
Brinker International, Inc.	7,309	292,287
Hotel Shilla Co., Ltd.	29,995	1,810,589
Jamba, Inc.*	27,850	357,873
Papa John's International, Inc. (a)	20,940	1,426,642
Thomas Cook Group PLC*	300,000	655,523
		4,542,914
Household Durables 0.1%
Pulte Group, Inc.	18,427	283,591
Internet & Catalog Retail 0.4%
Expedia, Inc.	2,112	98,757
Priceline.com, Inc.* (a)	1,397	1,311,126
		1,409,883
Leisure Equipment & Products 0.1%
Sega Sammy Holdings, Inc.	22,000	521,696
Media 2.8%
Cablevision Systems Corp. (New York Group) "A"	19,046	337,686
CBS Corp. "B" (a)	23,050	1,177,855
DIRECTV*	56,372	3,279,723
Fuji Media Holdings, Inc.	675	1,239,333
Gannett Co., Inc.	53,350	1,285,202
Omnicom Group, Inc.	56,839	3,447,285
		10,767,084
Multiline Retail 0.8%
Don Quijote Co., Ltd.	28,000	1,447,197
Intime Retail Group Co., Ltd.	1,273,500	1,476,578
		2,923,775
Specialty Retail 2.0%
Baoxin Auto Group Ltd.	913,000	774,332
Bed Bath & Beyond, Inc.* (a)	16,650	1,227,771
Best Buy Co., Inc.	12,314	443,304
CarMax, Inc.*	6,180	293,921
Kingfisher PLC	149,300	890,775
L Brands, Inc. (a)	20,125	1,154,370
O'Reilly Automotive, Inc.*	20,100	2,466,471
The Gap, Inc.	6,556	265,125
Tiffany & Co.	3,762	290,088
		7,806,157
Textiles, Apparel & Luxury Goods 1.5%
Kering	3,560	803,877
Michael Kors Holdings Ltd.* (a)	16,300	1,207,667
Pandora AS	52,415	1,883,391
Prada SpA	65,100	635,990
PVH Corp. (a)	8,800	1,133,000
		5,663,925
Consumer Staples 5.3%
Beverages 1.5%
Anheuser-Busch InBev NV	7,000	654,345
C&C Group PLC	179,200	993,353
Dr. Pepper Snapple Group, Inc.	75,611	3,384,348
PepsiCo, Inc.	6,600	526,218
		5,558,264
Food & Staples Retailing 2.9%
CVS Caremark Corp.	67,104	3,895,387
Koninklijke Ahold NV	63,955	1,019,484
Kroger Co.	94,647	3,464,080
Rite Aid Corp.*	179,430	620,828
Seven & I Holdings Co., Ltd.	21,700	742,320
Walgreen Co. (a)	23,950	1,151,277
		10,893,376
Household Products 0.5%
Energizer Holdings, Inc.	19,991	1,975,711
Tobacco 0.4%
Japan Tobacco, Inc.	48,900	1,648,258
Energy 6.3%
Energy Equipment & Services 1.4%
Baker Hughes, Inc.	7,319	340,260
Dril-Quip, Inc.*	6,440	656,945
Halliburton Co. (a)	25,630	1,230,240
Nabors Industries Ltd.	21,441	330,191
National Oilwell Varco, Inc. (a)	15,850	1,177,655
Schlumberger Ltd. (a)	13,300	1,076,502
Superior Energy Services, Inc.*	11,552	283,717
		5,095,510
Oil, Gas & Consumable Fuels 4.9%
BG Group PLC	52,600	1,000,180
Chevron Corp.	38,215	4,602,233
ConocoPhillips	60,099	3,984,564
CONSOL Energy, Inc.	57,554	1,797,411
Denbury Resources, Inc.* (a)	82,310	1,423,140
EQT Corp.	7,430	636,900
INPEX Corp.	280	1,264,476
Kinder Morgan, Inc.	11,370	431,264
Marathon Oil Corp.	22,560	776,741
Marathon Petroleum Corp.	4,353	315,636
Occidental Petroleum Corp. (a)	12,500	1,102,625
Williams Companies, Inc.	8,706	315,505
World Fuel Services Corp.	24,100	919,415
		18,570,090
Financials 14.9%
Capital Markets 5.0%
Ameriprise Financial, Inc.	26,200	2,257,130
BlackRock, Inc.	2,103	547,453
CITIC Securities Co., Ltd. "H"	474,000	921,284
FXCM, Inc. "A" (a)	96,260	1,827,977
Invesco Ltd. (a)	145,383	4,413,828
Nomura Holdings, Inc.	171,500	1,190,163
The Charles Schwab Corp. (a)	36,725	766,818
The Goldman Sachs Group, Inc.	24,589	3,740,725
UBS AG (Registered)*	91,310	1,766,451
Uranium Participation Corp.*	199,300	919,584
Walter Investment Management Corp.*	15,470	567,594
		18,919,007
Commercial Banks 3.9%
Banco Bilbao Vizcaya Argentaria SA	127,523	1,215,629
Boston Private Financial Holdings, Inc.	80,350	821,177
China Construction Bank Corp. "H"	1,743,000	1,273,114
Dah Sing Financial Holdings Ltd.	202,800	945,198
DBS Group Holdings Ltd.	97,000	1,198,197
DnB ASA	60,600	939,827
FirstMerit Corp.	42,510	899,512
Hanmi Financial Corp.	38,980	636,543
Mizuho Financial Group, Inc.	597,600	1,214,453
National Australia Bank Ltd.	45,500	1,305,813
Regions Financial Corp.	82,470	775,218
Societe Generale SA	25,110	1,094,548
Sumitomo Mitsui Financial Group, Inc.	41,600	1,841,092
U.S. Bancorp.	11,703	422,829
		14,583,150
Consumer Finance 0.1%
Encore Capital Group, Inc.*	13,320	571,028
Diversified Financial Services 1.9%
Citigroup, Inc.	91,249	4,410,064
CME Group, Inc. "A"	4,669	332,013
Interactive Brokers Group, Inc. "A" (a)	84,790	1,422,776
IntercontinentalExchange, Inc.* (a)	6,040	1,085,690
		7,250,543
Insurance 1.9%
AIA Group Ltd.	278,600	1,214,685
Allstate Corp.	14,241	682,429
AXA SA	50,448	1,098,017
Employers Holdings, Inc.	21,730	576,062
Legal & General Group PLC	430,425	1,246,012
Prudential Financial, Inc.	3,762	281,699
Resolution Ltd.	240,000	1,184,622
T&D Holdings, Inc.	91,100	1,100,062
		7,383,588
Real Estate Investment Trusts 0.2%
Simon Property Group, Inc. (REIT)	2,173	316,454
Taubman Centers, Inc. (REIT)	4,358	293,773
		610,227
Real Estate Management & Development 1.2%
CBRE Group, Inc. "A"*	14,802	323,720
Cheung Kong (Holdings) Ltd.	135,000	1,923,552
Grainger PLC	500,000	1,333,368
Howard Hughes Corp.*	9,430	963,746
		4,544,386
Thrifts & Mortgage Finance 0.7%
Hudson City Bancorp., Inc.	30,905	284,017
Nationstar Mortgage Holdings, Inc.* (a)	26,530	1,318,541
Paragon Group of Companies PLC	200,000	991,188
		2,593,746
Health Care 12.2%
Biotechnology 6.0%
Alexion Pharmaceuticals, Inc.* (a)	19,750	2,128,260
Amarin Corp. PLC (ADR)*	106,600	671,580
ARIAD Pharmaceuticals, Inc.*	121,350	2,257,110
BioMarin Pharmaceutical, Inc.* (a)	28,160	1,843,635
Celgene Corp.*	5,400	755,892
Celldex Therapeutics, Inc.*	3,070	66,680
Genomic Health, Inc.*	23,280	733,786
Gilead Sciences, Inc.*	67,424	4,063,645
Medivation, Inc.* (a)	38,490	2,175,840
Regeneron Pharmaceuticals, Inc.*	13,665	3,311,166
Sunesis Pharmaceuticals, Inc.*	59,090	284,223
Swedish Orphan Biovitrum AB*	154,200	1,067,770
Synageva BioPharma Corp.*	6,090	285,682
Vertex Pharmaceuticals, Inc.*	40,842	3,069,276
		22,714,545
Health Care Equipment & Supplies 0.3%
Hologic, Inc.* (a)	52,980	1,130,593
Health Care Providers & Services 1.0%
CIGNA Corp.	4,615	363,154
Express Scripts Holding Co.* (a)	21,770	1,390,668
HCA Holdings, Inc.	25,190	962,006
Universal Health Services, Inc. "B"	14,280	967,470
		3,683,298
Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.(a)	37,600	1,753,664
Bruker Corp.* (a)	69,960	1,401,999
PerkinElmer, Inc.	8,759	315,061
Thermo Fisher Scientific, Inc. (a)	12,580	1,117,481
		4,588,205
Pharmaceuticals 3.7%
AbbVie, Inc.	22,680	966,395
Allergan, Inc. (a)	17,680	1,562,558
Bayer AG (Registered)	15,326	1,701,895
Endo Health Solutions, Inc.*	20,950	860,836
Merck & Co., Inc. (a)	22,730	1,074,902
Novartis AG (Registered)	17,352	1,265,337
Pfizer, Inc. (a)	39,450	1,112,884
Roche Holding AG (ADR)	50,822	3,164,178
Valeant Pharmaceuticals International, Inc.*	12,500	1,229,250
Warner Chilcott PLC "A" (a)	54,300	1,164,735
		14,102,970
Industrials 8.8%
Aerospace & Defense 1.6%
AviChina Industry & Technology Co., Ltd. "H"	2,240,000	1,138,284
Exelis, Inc.	217,433	3,198,439
Finmeccanica SpA*	238,200	1,218,342
Spirit Aerosystems Holdings, Inc. "A"*	22,409	505,995
		6,061,060
Air Freight & Logistics 0.4%
Expeditors International of Washington, Inc.	7,147	289,882
FedEx Corp. (a)	10,310	1,106,882
		1,396,764
Airlines 0.3%
International Consolidated Airlines Group SA*	247,060	1,096,804
Building Products 0.3%
Fortune Brands Home & Security, Inc. (a)	27,000	994,680
Commercial Services & Supplies 0.2%
Copart, Inc.*	10,932	347,310
Stericycle, Inc.*	3,800	427,728
		775,038
Electrical Equipment 0.6%
Mitsubishi Electric Corp.	85,000	840,118
Regal-Beloit Corp.	14,830	944,671
Schneider Electric SA	7,750	592,272
		2,377,061
Industrial Conglomerates 0.3%
Koninklijke Philips NV	34,601	1,068,323
Machinery 2.0%
Cummins, Inc. (a)	12,451	1,533,963
Dover Corp.	3,547	301,672
Ebara Corp.	233,000	1,234,652
Kawasaki Heavy Industries Ltd.	224,000	777,094
Parker Hannifin Corp. (a)	11,750	1,174,413
Pentair Ltd. (Registered) (a)	20,500	1,232,255
Senior PLC	325,000	1,359,986
		7,614,035
Professional Services 0.8%
Adecco SA (Registered)*	14,457	908,790
Manpowergroup, Inc.	12,720	824,892
Robert Half International, Inc.	22,130	780,525
Towers Watson & Co. "A"	3,386	278,499
Verisk Analytics, Inc. "A"*	4,783	297,407
		3,090,113
Road & Rail 1.5%
CSX Corp.	14,058	345,967
Genesee & Wyoming, Inc. "A"* (a)	11,540	999,133
Kansas City Southern	2,526	266,291
Norfolk Southern Corp.	3,815	275,291
Union Pacific Corp.	25,037	3,844,181
		5,730,863
Trading Companies & Distributors 0.8%
Mitsui & Co., Ltd.	95,900	1,328,980
MRC Global, Inc.*	37,300	979,125
Ramirent OYJ	86,500	930,366
		3,238,471
Information Technology 14.7%
Communications Equipment 1.5%
AAC Technologies Holdings, Inc.	274,000	1,238,707
Alcatel-Lucent*	489,836	1,262,357
Juniper Networks, Inc.* (a)	82,750	1,563,975
QUALCOMM, Inc.	13,687	907,174
Riverbed Technology, Inc.*	38,570	595,521
		5,567,734
Computers & Peripherals 1.5%
Apple, Inc. (a)	3,930	1,914,106
SanDisk Corp.	59,865	3,303,351
Seagate Technology PLC	7,437	284,986
Western Digital Corp.	4,599	285,138
		5,787,581
Electronic Equipment, Instruments & Components 1.8%
InvenSense, Inc.* (a)	68,980	1,232,673
Oki Electric Industry Co., Ltd.*	675,000	1,124,822
Sapphire Technology Co., Ltd.*	12,452	450,944
Spectris PLC	35,000	1,204,660
Taiyo Yuden Co., Ltd.	92,500	1,156,487
TE Connectivity Ltd. (a)	29,660	1,453,340
		6,622,926
Internet Software & Services 3.1%
Baidu, Inc. (ADR)* (a)	17,000	2,304,010
eBay, Inc.* (a)	97,350	4,866,526
Facebook, Inc. "A"* (a)	72,130	2,977,526
Google, Inc. "A"* (a)	1,275	1,079,798
Internet Initiative Japan, Inc.	21,900	630,208
		11,858,068
IT Services 2.2%
Accenture PLC "A"	50,427	3,643,351
Fiserv, Inc.*	9,290	894,348
Fujitsu Ltd.	313,000	1,149,889
Nihon Unisys Ltd.	170,000	1,376,121
Paychex, Inc.	7,523	290,989
Total System Services, Inc.	34,310	949,358
		8,304,056
Semiconductors & Semiconductor Equipment 3.3%
Cavium, Inc.* (a)	47,190	1,791,804
LSI Corp.	443,350	3,285,224
Microchip Technology, Inc.	86,624	3,361,878
Monolithic Power Systems, Inc. (a)	46,170	1,413,725
Nuflare Technology, Inc.	48	560,843
NXP Semiconductor NV* (a)	33,900	1,260,063
Seoul Semiconductor Co., Ltd.	27,944	935,434
		12,608,971
Software 1.3%
BMC Software, Inc.*	7,749	356,454
CA, Inc.	11,992	350,766
Citrix Systems, Inc.* (a)	16,300	1,153,551
FactSet Research Systems, Inc.	2,741	280,541
Microsoft Corp. (a)	24,150	806,610
Oracle Corp.	9,243	294,482
Red Hat, Inc.*	5,911	298,624
ServiceNow, Inc.*	20,240	948,851
VMware, Inc. "A"*	4,138	348,213
		4,838,092
Materials 3.6%
Chemicals 1.5%
Asahi Kasei Corp.	201,000	1,470,811
Ashland, Inc. (a)	13,470	1,174,719
Nippon Shokubai Co., Ltd.	160,000	1,620,706
Praxair, Inc. (a)	11,150	1,309,010
		5,575,246
Construction Materials 0.3%
Taiheiyo Cement Corp.	348,000	1,298,269
Containers & Packaging 0.6%
DS Smith PLC	320,000	1,275,205
Rock-Tenn Co. "A"	7,800	866,658
		2,141,863
Metals & Mining 1.2%
Alcoa, Inc.	421,941	3,248,946
Freeport-McMoRan Copper & Gold, Inc.	29,140	880,611
Reliance Steel & Aluminum Co.	4,890	326,114
United States Steel Corp.	16,014	286,650
		4,742,321
Telecommunication Services 3.7%
Diversified Telecommunication Services 2.6%
Nippon Telegraph & Telephone Corp.	23,900	1,216,480
Singapore Telecommunications Ltd.	1,122,000	3,099,191
Verizon Communications, Inc.	11,823	560,173
Vivendi SA	39,980	809,311
Windstream Corp.	328,712	2,652,706
Ziggo NV	39,221	1,555,352
		9,893,213
Wireless Telecommunication Services 1.1%
DiGi.Com Bhd.	535,100	765,786
SBA Communications Corp. "A"*	13,390	1,004,250
Softbank Corp.	13,300	830,033
Vodafone Group PLC (ADR) (a)	40,600	1,313,410
		3,913,479
Utilities 1.1%
Electric Utilities 0.1%
Pinnacle West Capital Corp.	5,994	325,294
Gas Utilities 0.1%
UGI Corp.	7,094	278,085
Independent Power Producers & Energy Traders 0.1%
Drax Group PLC	48,200	521,276
Multi-Utilities 0.8%
CenterPoint Energy, Inc.	14,380	329,734
TECO Energy, Inc.	16,498	272,712
Wisconsin Energy Corp.	54,008	2,216,488
		2,818,934
Total Common Stocks (Cost $316,840,281)		308,322,484

Cash Equivalents 16.0%
Central Cash Management Fund, 0.05% (b) (Cost $60,349,918)	60,349,918	60,349,918

	% of Net Assets	Value ($)

Total Long Positions (Cost $377,190,199)†	97.5	368,672,402
Other Assets and Liabilities, Net	41.1	155,377,775
Securities Sold Short	(38.6)	(145,826,493)
Net Assets	100.0	378,223,684

† The cost for federal income tax purposes was $377,312,838. At August 31, 2013, net unrealized depreciation for all securities based on tax cost was $8,640,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,962,757 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,603,193.
	Shares	Value ($)

Common Stocks Sold Short 37.9%
Consumer Discretionary 5.9%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	10,200	205,224
Automobiles 0.5%
Daihatsu Motor Co., Ltd.	42,000	783,053
Daimler AG (Registered)	15,489	1,062,633
		1,845,686
Distributors 0.3%
Jardine Cycle & Carriage Ltd.	40,000	1,031,499
Hotels, Restaurants & Leisure 1.0%
Carnival PLC	32,000	1,196,121
Darden Restaurants, Inc.	30,730	1,420,033
Whitbread PLC	25,000	1,193,269
		3,809,423
Household Durables 0.3%
Panasonic Corp.	142,100	1,283,529
Leisure Equipment & Products 1.3%
Smith & Wesson Holding Corp.	227,840	2,492,570
Sturm, Ruger & Co., Inc.	49,450	2,589,696
		5,082,266
Multiline Retail 0.5%
Debenhams PLC	400,000	663,892
Golden Eagle Retail Group Ltd.	587,000	811,651
Parkson Retail Group Ltd.	991,500	390,683
		1,866,226
Specialty Retail 1.3%
AutoNation, Inc.	26,910	1,257,773
Fast Retailing Co., Ltd.	7,900	2,542,330
Halfords Group PLC	201,100	1,128,154
		4,928,257
Textiles, Apparel & Luxury Goods 0.6%
Daphne International Holdings Ltd.	1,672,000	1,059,738
Luxottica Group SpA	15,000	781,449
Salvatore Ferragamo SpA	17,100	562,196
		2,403,383
Consumer Staples 2.9%
Food & Staples Retailing 0.9%
Greggs PLC	200,000	1,290,967
Sysco Corp.	33,910	1,085,798
William Morrison Supermarkets PLC	229,500	1,032,115
		3,408,880
Food Products 0.9%
Nissin Foods Holdings Co., Ltd.	25,500	1,004,340
Tingyi (Cayman Islands) Holding Corp.	510,000	1,262,164
Yamazaki Baking Co., Ltd.	96,000	1,025,396
		3,291,900
Household Products 0.8%
Colgate-Palmolive Co.	16,450	950,316
Unicharm Corp.	22,100	1,141,652
Vinda International Holdings Ltd.	1,042,000	1,062,203
		3,154,171
Personal Products 0.3%
Dr. Ci:Labo Co., Ltd.	412	1,065,988
Energy 2.1%
Energy Equipment & Services 0.8%
Diamond Offshore Drilling, Inc.	21,560	1,380,487
Dresser-Rand Group, Inc.	12,320	750,781
FMC Technologies, Inc.	16,830	902,593
		3,033,861
Oil, Gas & Consumable Fuels 1.3%
Devon Energy Corp.	13,050	745,024
HollyFrontier Corp.	19,660	874,477
Koninklijke Vopak NV	17,100	958,441
SandRidge Energy, Inc.	164,890	849,184
Statoil ASA	41,900	919,030
Ultra Petroleum Corp.	25,100	519,570
		4,865,726
Financials 5.1%
Capital Markets 1.0%
Federated Investors, Inc. "B"	41,040	1,114,647
Legg Mason, Inc.	28,400	923,568
Schroders PLC	22,800	817,256
Waddell & Reed Financial, Inc. "A"	16,660	793,349
		3,648,820
Commercial Banks 2.5%
Banco Santander SA	137,300	968,081
Hang Seng Bank Ltd.	58,900	914,252
National Australia Bank Ltd.	29,161	836,897
Oversea-Chinese Banking Corp., Ltd.	203,000	1,568,702
Raiffeisen Bank International AG	28,700	984,183
Senshu Ikeda Holdings, Inc.	255,500	1,233,842
United Overseas Bank Ltd.	80,000	1,243,572
Valley National Bancorp.	84,260	850,183
Wells Fargo & Co.	21,525	884,247
		9,483,959
Diversified Financial Services 0.2%
Hong Kong Exchanges & Clearing Ltd.	56,000	857,095
Insurance 0.3%
Unum Group	38,120	1,125,684
Real Estate Investment Trusts 0.9%
Mack-Cali Realty Corp. (REIT)	48,740	1,052,784
National Retail Properties, Inc. (REIT)	41,760	1,279,109
Prologis, Inc. (REIT)	24,770	872,895
		3,204,788
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc.	53,350	781,577
Health Care 6.3%
Biotechnology 2.3%
Aegerion Pharmaceuticals, Inc.	14,450	1,252,526
Algeta ASA	33,500	1,410,198
Amgen, Inc.	15,660	1,706,000
Celgene Corp.	8,310	1,163,234
ImmunoGen, Inc.	68,080	1,089,280
Regeneron Pharmaceuticals, Inc.	4,590	1,112,203
Seattle Genetics, Inc.	20,010	848,424
		8,581,865
Health Care Equipment & Supplies 0.2%
Abbott Laboratories	25,930	864,247
Health Care Providers & Services 1.3%
Chemed Corp.	15,280	1,064,099
DaVita HealthCare Partners, Inc.	9,790	1,052,523
Laboratory Corp. of America Holdings	7,560	723,643
Owens & Minor, Inc.	32,890	1,121,878
Patterson Companies, Inc.	24,490	976,661
		4,938,804
Health Care Technology 0.4%
Cerner Corp.	36,810	1,695,469
Life Sciences Tools & Services 0.2%
Quintiles Transnational Holdings, Inc.	17,150	741,909
Pharmaceuticals 1.9%
Bristol-Myers Squibb Co.	20,390	850,059
Eli Lilly & Co.	41,080	2,111,512
GlaxoSmithKline PLC	29,600	754,484
Johnson & Johnson	15,490	1,338,491
Sanofi	8,834	848,689
Teva Pharmaceutical Industries Ltd. (ADR)	28,700	1,096,914
		7,000,149
Industrials 4.7%
Aerospace & Defense 0.4%
QinetiQ Group PLC	270,500	788,085
Rolls-Royce Holdings PLC	33,000	568,678
		1,356,763
Air Freight & Logistics 0.2%
Forward Air Corp.	20,110	740,651
Commercial Services & Supplies 0.5%
Edenred	24,670	737,640
Mitie Group PLC	300,000	1,287,336
		2,024,976
Construction & Engineering 0.6%
Carillion PLC	200,000	887,978
Comfort Systems USA, Inc.	38,760	585,276
MYR Group, Inc.	28,800	631,296
		2,104,550
Electrical Equipment 0.7%
ABB Ltd. (ADR)	44,100	944,181
ABB Ltd. (Registered)	54,533	1,166,325
Harbin Electric Co., Ltd. "H"	870,000	535,187
		2,645,693
Industrial Conglomerates 0.4%
Toshiba Corp.	359,000	1,415,918
Machinery 0.8%
Atlas Copco AB "A"	48,947	1,321,206
Deere & Co.	11,450	957,678
FANUC Corp.	6,200	942,242
		3,221,126
Road & Rail 0.5%
Norfolk Southern Corp.	12,500	902,000
Odakyu Electric Railway Co., Ltd.	125,000	1,136,664
		2,038,664
Trading Companies & Distributors 0.4%
Fastenal Co.	32,350	1,423,077
Transportation Infrastructure 0.2%
Hamburger Hafen und Logistik AG	37,350	835,356
Information Technology 7.1%
Communications Equipment 0.3%
QUALCOMM, Inc.	15,400	1,020,712
Computers & Peripherals 0.5%
SanDisk Corp.	16,500	910,470
Wacom Co., Ltd.	109,000	928,579
		1,839,049
Electronic Equipment, Instruments & Components 1.3%
Badger Meter, Inc.	20,350	917,378
Molex, Inc.	47,040	1,365,101
Sunny Optical Technology Group Co., Ltd.	1,385,000	1,483,046
Tech Data Corp.	23,870	1,173,449
		4,938,974
Internet Software & Services 1.9%
LinkedIn Corp. "A"	6,100	1,464,244
NetEase, Inc. (ADR)	21,200	1,499,688
OpenTable, Inc.	19,360	1,443,094
Pandora Media, Inc.	66,290	1,221,062
SPS Commerce, Inc.	12,150	757,431
Trulia, Inc.	19,770	820,851
		7,206,370
IT Services 0.4%
Jack Henry & Associates, Inc.	16,370	816,863
Paychex, Inc.	20,830	805,704
		1,622,567
Semiconductors & Semiconductor Equipment 1.6%
Atmel Corp.	146,240	1,061,703
Intel Corp.	75,580	1,661,248
Microsemi Corp.	46,390	1,194,079
RF Micro Devices, Inc.	228,790	1,134,798
Texas Instruments, Inc.	27,110	1,035,602
		6,087,430
Software 1.1%
Dwango Co., Ltd.	259	893,625
FactSet Research Systems, Inc.	9,360	957,996
Giant Interactive Group, Inc. (ADR)	153,700	1,140,454
Oracle Corp.	29,900	952,614
		3,944,689
Materials 1.8%
Chemicals 1.3%
E.I. du Pont de Nemours & Co.	26,350	1,491,937
Nitto Denko Corp.	25,700	1,359,884
Sumitomo Bakelite Co., Ltd.	249,000	864,025
Sumitomo Chemical Co., Ltd.	299,000	1,081,176
		4,797,022
Metals & Mining 0.3%
Sumitomo Metal Mining Co., Ltd.	83,000	1,113,000
Paper & Forest Products 0.2%
International Paper Co.	16,670	786,991
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.2%
BT Group PLC	134,700	679,046
Nippon Telegraph & Telephone Corp.	18,100	921,267
Telefonica SA	87,097	1,181,162
Telstra Corp., Ltd.	218,852	951,759
Verizon Communications, Inc.	19,050	902,589
		4,635,823
Wireless Telecommunication Services 0.4%
M1 Ltd.	241,000	606,913
NTT DoCoMo, Inc.	597	954,002
		1,560,915
Utilities 0.4%
Gas Utilities 0.3%
Hong Kong & China Gas Co., Ltd.	504,000	1,167,793
Independent Power Producers & Energy Traders 0.1%
APR Energy PLC	30,000	469,459
Total Common Stocks (Proceeds $147,520,035)		143,197,953

Exchange-Traded Fund Sold Short 0.7%
Nikkei 225 Fund (Cost $2,846,197)	19,139	2,628,540
Total Positions Sold Short (Proceeds $150,366,232)		145,826,493

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At August 31, 2013, open futures contracts sold were as follows
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
CAC 40 10 Euro	EUR	9/20/2013	61	3,173,229	123,444
Hang Seng Index	HKD	9/27/2013	5	695,343	(7,305)
DAX Index	EUR	9/20/2013	12	3,218,548	60,735
ASX SPI 200 Index	AUD	9/19/2013	11	1,252,701	(31,063)
SGX MSCI Singapore Index	SGD	9/27/2013	22	1,186,924	(11,496)
TOPIX Index	JPY	9/12/2013	4	449,152	47,378
S&P 500 E-Mini Index	USD	9/20/2013	1,601	130,585,565	4,667,556
Nikkei 225	JPY	9/12/2013	17	2,311,453	234,048
Total net unrealized appreciation					5,083,297

At August 31, 2013, open total return swap contracts were as follows:
Reference Entity	Expiration Date	Financing Rate	Shares	Notional Amount ($)		Unrealized Appreciation/ (Depreciation) ($)
Short Positions††
GS Engineering & Construction Corp.	8/19/2014	1 Month LIBOR -1.0%	45,688	1,456,946	1	(997)
Samsung Electro-Mechanics Co., Ltd.	8/19/2014	1 Month LIBOR -0.5%	10,761	791,008	1	(410)
PT Bank Mandiri (Persero) Tbk	8/22/2014	1 Month LIBOR -2.5%	1,062,400	673,787	1	6,487
Hotai Motor Co., Ltd.	8/22/2014	1 Month LIBOR -5.0%	115,816	1,144,072	1	(1,844)
Total net unrealized appreciation						3,236

†† The Fund makes payments on any positive monthly return of the reference entity, net of the applicable financing rate. The Fund receives payments on any negative monthly return of the reference entity, net of the applicable financing rate.

Counterparty:

1 Credit Suisse

LIBOR: London Interbank Offered Rate

As of August 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	1,326,871	USD	2,067,013	9/30/2013	11,174	JPMorgan Chase Securities, Inc.
AUD	1,415,654	USD	1,274,771	9/30/2013	16,915	JPMorgan Chase Securities, Inc.
USD	29,398	SGD	37,601	9/30/2013	80	JPMorgan Chase Securities, Inc.
USD	88,617	HKD	687,150	9/30/2013	5	JPMorgan Chase Securities, Inc.
DKK	10,837,882	USD	1,940,291	9/30/2013	19,674	JPMorgan Chase Securities, Inc.
EUR	5,661,349	USD	7,560,517	9/30/2013	77,558	JPMorgan Chase Securities, Inc.
USD	618,237	JPY	60,907,088	9/30/2013	2,164	JPMorgan Chase Securities, Inc.
CHF	1,713,724	USD	1,855,646	9/30/2013	13,463	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					141,033

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
SGD	1,535,078	USD	1,198,606	9/30/2013	(4,851)	JPMorgan Chase Securities, Inc.
HKD	15,328,954	USD	1,976,666	9/30/2013	(312)	JPMorgan Chase Securities, Inc.
USD	1,590,121	GBP	1,026,124	9/30/2013	(256)	JPMorgan Chase Securities, Inc.
USD	1,287,134	SEK	8,401,346	9/30/2013	(20,197)	JPMorgan Chase Securities, Inc.
USD	44,969	CHF	41,467	9/30/2013	(394)	JPMorgan Chase Securities, Inc.
USD	75,797	DKK	427,245	9/30/2013	(83)	JPMorgan Chase Securities, Inc.
JPY	671,634,378	USD	6,818,598	9/30/2013	(22,685)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(48,778)

Currency Abbreviations
AUD Australian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
IDR Indonesian Rupiah
JPY Japanese Yen
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, total return swap contracts, and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (c)	$216,788,557	$91,533,927	$—	$308,322,484
Short-Term Investments	60,349,918	—	—	60,349,918
Derivatives (d)
Futures Contracts	5,133,161	—	—	5,133,161
Total Return Swap Contracts	—	6,487	—	6,487
Forward Foreign Currency Exchange Contracts	—	141,033	—	141,033
Total	$282,271,636	$91,681,447	$—	$373,953,083
Liabilities
Investments Sold Short, at Value (c)	$(81,859,398)	$(63,967,095)	$—	$(145,826,493)
Derivatives (d)
Futures Contracts	(49,864)	—	—	(49,864)
Total Return Swap Contracts	—	(3,251)	—	(3,251)
Forward Foreign Currency Exchange Contracts	—	(48,778)	—	(48,778)
Total	$(81,909,262)	$(64,019,124)	$—	$(145,928,386)

There have been no transfers between fair value measurement levels during the year ended August 31, 2013.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on futures contracts, total return swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $316,840,281)	$308,322,484
Investment in Central Cash Management Fund (cost $60,349,918)	60,349,918
Total investments in securities, at value (cost $377,190,199)	368,672,402
Foreign currency, at value (cost $7,018,858)	7,016,242
Deposit with broker for futures contracts	6,272,054
Cash held as collateral for securities sold short	147,558,357
Cash held as collateral for swap contracts	1,500,000
Receivable for investments sold	11,909,372
Receivable for Fund shares sold	1,357,317
Dividends receivable	363,340
Interest receivable	25,535
Receivable for variation margin on futures contracts	1,342,771
Unrealized appreciation on swap contracts	6,487
Unrealized appreciation on forward foreign currency exchange contracts	141,033
Due from Advisor	17,105
Other assets	10,888
Total assets	546,192,903
Liabilities
Cash overdraft	22,705
Payable for securities sold short, at value (proceeds of $150,366,232)	145,826,493
Payable for investments purchased	20,504,226
Payable for Fund shares redeemed	308,978
Net payable for pending swap contracts	115,161
Unrealized depreciation on forward foreign currency exchange contracts	48,778
Unrealized depreciation on swap contracts	3,251
Dividends payable for securities sold short	356,007
Accrued management fee	401,544
Accrued Trustees' fee	3,875
Other accrued expenses and payables	378,201
Total liabilities	167,969,219
Net assets, at value	$378,223,684

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2013 (continued)
Net Assets Consist of
Net investment loss	(4,773,594)
Net unrealized appreciation (depreciation) on: Investments	(8,517,797)
Swap contracts	3,236
Futures	5,083,297
Foreign currency	103,390
Securities sold short	4,539,739
Accumulated net realized gain (loss)	32,234,462
Paid-in capital	349,550,951
Net assets, at value	$378,223,684
Net Asset Value
Class A Net Asset Value and redemption price per share ($42,607,780 ÷ 4,432,993 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.61
Maximum offering price per share (100 ÷ 94.25 of $9.61)	$10.20
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,912,146 ÷ 1,838,310 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.20
Class S Net Asset Value, offering and redemption price per share ($83,928,373 ÷ 8,657,384 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.69
Institutional Class Net Asset Value, offering and redemption price per share ($234,775,385 ÷ 24,064,006 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,953)	$6,730,585
Income distributions — Central Cash Management Fund	22,249
Total income	6,752,834
Expenses: Management fee	4,745,267
Administration fee	379,621
Services to shareholders	324,407
Distribution and service fees	306,882
Custodian fee	19,886
Professional fees	99,013
Reports to shareholders	62,941
Registration fees	73,171
Trustees' fees and expenses	15,589
Interest expense on securities sold short	540,535
Dividend expense on securities sold short	7,011,148
Other	25,521
Total expenses before expense reductions	13,603,981
Expense reductions	(62,757)
Total expenses after expense reductions	13,541,224
Net investment income (loss)	(6,788,390)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	138,540,399
Swap contracts	(115,161)
Securities sold short	(75,235,949)
Futures	177,592
Foreign currency	(84,284)
63,282,597
Change in net unrealized appreciation (depreciation) on: Investments	(49,421,982)
Swap contracts	3,236
Securities sold short	(6,759,972)
Futures	5,083,297
Foreign currency	103,390
(50,992,031)
Net gain (loss)	12,290,566
Net increase (decrease) in net assets resulting from operations	$5,502,176

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$(6,788,390)	$(8,194,023)
Net realized gain (loss)	63,282,597	(5,572,062)
Change in net unrealized appreciation (depreciation)	(50,992,031)	14,057,932
Net increase (decrease) in net assets resulting from operations	5,502,176	291,847
Distributions to shareholders from: Net investment income: Institutional Class	—	(147,379)
Total distributions	—	(147,379)
Total distributions	—	(147,379)
Fund share transactions: Proceeds from shares sold	155,830,456	190,186,523
Reinvestment of distributions	—	139,326
Payments for shares redeemed	(177,596,798)	(160,330,901)
Net increase (decrease) in net assets from Fund share transactions	(21,766,342)	29,994,948
Increase (decrease) in net assets	(16,264,166)	30,139,416
Net assets at beginning of period	394,487,850	364,348,434
Net assets at end of period (including net investment loss of $4,773,594 and $4,358,985, respectively)	$378,223,684	$394,487,850

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended August 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.49	$9.49	$9.48	$9.52	$9.65
Income (loss) from investment operations: Net investment income (loss)a	(.18)	(.21)	(.19)	(.24)	(.11)
Net realized and unrealized gain (loss)	.30	.21	.28	.28	.32
Total from investment operations	.12	.00	.09	.04	.21
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(.08)	(.08)	(.34)
Total distributions	—	—	(.08)	(.08)	(.35)
Redemption fees	—	—	—	—	.01
Net asset value, end of period	$9.61	$9.49	$9.49	$9.48	$9.52
Total Return (%)b	1.26	c	.00	c	1.06	.38	c	2.14	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	60	82	79	81
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.78	3.83	3.56	3.67	3.09
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.76	3.77	3.56	3.64	2.95
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.77	1.75	1.79	1.80	1.75
Ratio of net investment income (loss) (%)	(1.91)	(2.25)	(2.04)	(2.53)	(1.19)
Portfolio turnover rate (%)	496	597	481	393	525
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended August 31,
Class C	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.15		$9.22		$9.29	$9.40		$9.59
Income (loss) from investment operations: Net investment income (loss)a	(.25)		(.27)		(.25)	(.30)		(.18)
Net realized and unrealized gain (loss)	.30		.20		.26	.27		.32
Total from investment operations	.05		(.07)		.01	(.03)		.14
Less distributions from: Net investment income	—		—		—	—		—
Net realized gains	—		—		(.08)	(.08)		(.34)
Total distributions	—		—		(.08)	(.08)		(.34)
Redemption fees	—		—		—	—		.01
Net asset value, end of period	$9.20		$9.15		$9.22	$9.29		$9.40
Total Return (%)b	.55	c	(.76	)c	.32	(.47	)c	1.54	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		19		24	23		15
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.54		4.54		4.31	4.42		3.84
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.53		4.52		4.31	4.40		3.70
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.54		2.50		2.54	2.56		2.50
Ratio of net investment income (loss) (%)	(2.69)		(2.99)		(2.78)	(3.29)		(1.94)
Portfolio turnover rate (%)	496		597		481	393		525
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended August 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.55	$9.54	$9.51	$9.54	$9.66
Income (loss) from investment operations: Net investment income (loss)a	(.18)	(.19)	(.17)	(.22)	(.09)
Net realized and unrealized gain (loss)	.32	.20	.28	.27	.32
Total from investment operations	.14	.01	.11	.05	.23
Less distributions from: Net investment income	—	—	—	—	(.02)
Net realized gains	—	—	(.08)	(.08)	(.34)
Total distributions	—	—	(.08)	(.08)	(.36)
Redemption fees	—	—	—	—	.01
Net asset value, end of period	$9.69	$9.55	$9.54	$9.51	$9.54
Total Return (%)b	1.47	.10	1.27	.49	2.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	77	61	76	53
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.69	3.64	3.41	3.54	2.91
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.63	3.61	3.35	3.50	2.70
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.64	1.59	1.58	1.66	1.50
Ratio of net investment income (loss) (%)	(1.90)	(2.05)	(1.82)	(2.39)	(.94)
Portfolio turnover rate (%)	496	597	481	393	525
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Years Ended August 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.60	$9.58	$9.53	$9.54	$9.67
Income (loss) from investment operations: Net investment income (loss)a	(.16)	(.18)	(.16)	(.21)	(.08)
Net realized and unrealized gain (loss)	.32	.21	.29	.28	.31
Total from investment operations	.16	.03	.13	.07	.23
Less distributions from: Net investment income	—	(.01)	—	—	(.03)
Net realized gains	—	—	(.08)	(.08)	(.34)
Total distributions	—	(.01)	(.08)	(.08)	(.37)
Redemption fees	—	—	—	—	.01
Net asset value, end of period	$9.76	$9.60	$9.58	$9.53	$9.54
Total Return (%)	1.67	.28	1.47	.70	b	2.45	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	238	197	166	98
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.43	3.46	3.20	3.30	2.71
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.43	3.46	3.20	3.30	2.65
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.44	1.44	1.43	1.46	1.45
Ratio of net investment income (loss) (%)	(1.66)	(1.89)	(1.67)	(2.18)	(.89)
Portfolio turnover rate (%)	496	597	481	393	525
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified Market Neutral Fund (formerly DWS Disciplined Market Neutral Fund) (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of February 28, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2012 through August 31, 2013, the Fund elected to defer qualified late year losses of approximately $4,585,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2013, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed long-term capital gains	$37,198,322
Net unrealized appreciation (depreciation) on investments	$(8,640,436)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2013	2012
Distributions from ordinary income*	$—	$147,379

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Total Return Swap Contracts. A total return swap contract is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the underlying reference entity, which may include a specific security, basket of securities or underlying index, in return for periodic payments based on a fixed or variable interest rate. If the Fund was looking to receive the appreciation in the value of a specified reference entity, the Fund would receive payments based on any positive total return of the underlying reference entity, and would owe payments if there were a negative total return, net of any applicable financing rate. If the Fund were trying to replicate an exposure to a short position, the Fund would owe payments on any positive total return, and receive payment if there were a negative total return, net of any applicable financing rate. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Any upfront payment made by the Fund is recorded as an asset and any upfront payment received by the Fund is recorded as a liability. These are shown as upfront payments paid and upfront payments received, respectively, in the Statement of Assets and Liabilities and are amortized over the term of the swap. Net payments received or paid at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. For the year ended August 31, 2013, the Fund entered into total return swap transactions as a substitute for direct investment in a specific security or market and to maintain exposure to the market.

A summary of the open total return swap contracts as of August 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2013, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $4,066,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2013, the Fund entered into futures contracts as a substitute for direct investment in a particular market or to maintain full short exposure.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2013, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to $142,873,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to $24,692,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to $3,734,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a) (b)	$—	$6,487	$5,133,161	$5,139,648
Foreign Exchange Contracts (c)	141,033	—	—	141,033
	$141,033	$6,487	$5,133,161	$5,280,681

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a) (b)	$—	$(3,251)	$(49,864)	$(53,115)
Foreign Exchange Contracts (c)	(48,778)	—	—	(48,778)
	$(48,778)	$(3,251)	$(49,864)	$(101,893)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a) (b)	$—	$(115,161)	$177,592	$62,431
Foreign Exchange Contracts (c)	(28,734)	—	—	(28,734)
	$(28,734)	$(115,161)	$177,592	$33,697

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from futures

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a) (b)	$—	$3,236	$5,083,297	$5,086,533
Foreign Exchange Contracts (c)	92,255	—	—	92,255
	$92,255	$3,236	$5,083,297	$5,178,788

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on futures

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended August 31, 2013, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $872,572,806 and $1,029,578,917, respectively. Purchases to cover securities sold short and securities sold short aggregated $1,041,540,384 and $739,138,982, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

QS Investors, LLC ("QS Investors") served as subadvisor with respect to the investment and reinvestment of assets in the Fund through July 19, 2013. QS Investors was paid by the Advisor for its services. Effective July 19, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Advisor allocates the Fund's assets across two sub-advised sleeves managed by Pyramis Global Advisors, LLC ("Pyramis") and Henderson Alternative Investment Advisor Limited ("Henderson"), and one sleeve managed by the Advisor. Each investment management team employs different market neutral investment strategies when managing the assets of the fund allocated to it. Pyramis and Henderson are paid by the Advisor, not the Fund, for the services Pyramis and Henderson provide to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2012 through November 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of certain classes as follows:
Class A	1.75%
Class C	2.50%
Class S	1.60%

For the period from October 1, 2012 through November 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) at 1.55%.

For the period from December 1, 2012 through November 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of certain classes as follows:
Class A	1.80%
Class C	2.55%
Class S	1.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2013, the Administration Fee was $379,621, of which $32,124 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2013
Class A	$8,603	$8,603	$—
Class C	3,294	2,701	—
Class S	50,848	46,565	—
Institutional Class	11,482	—	3,060
	$74,227	$57,869	$3,060

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2013
Class C	$135,986	$10,798

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended August 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2013	Annual Effective Rate
Class A	$125,638	$4,888	$31,101	.23%
Class C	45,258	—	10,750	.25%
	$170,896	$4,888	$41,851

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for year ended August 31, 2013 aggregated $2,677.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2013, the CDSC for Class C shares aggregated $1,123. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2013, DIDI received $2,016 for Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,306, of which $7,869 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2013, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 27% and 27% of the outstanding shares of the Fund, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,811,347	$27,056,729	3,135,541	$29,639,739
Class C	394,138	3,636,063	278,582	2,549,645
Class S	7,363,511	71,324,294	8,143,009	77,418,804
Institutional Class	5,538,972	53,813,370	8,442,108	80,578,335
		$155,830,456		$190,186,523
Shares issued to shareholders in reinvestment of distributions
Institutional Class	—	$—	14,697	$139,326
		$—		$139,326
Shares redeemed
Class A	(4,674,243)	$(44,887,787)	(5,449,497)	$(51,450,729)
Class C	(681,209)	(6,279,713)	(769,515)	(7,024,471)
Class S	(6,817,249)	(65,866,812)	(6,429,904)	(61,036,591)
Institutional Class	(6,258,073)	(60,562,486)	(4,297,147)	(40,819,110)
		$(177,596,798)		$(160,330,901)
Net increase (decrease)
Class A	(1,862,896)	$(17,831,058)	(2,313,956)	$(21,810,990)
Class C	(287,071)	(2,643,650)	(490,933)	(4,474,826)
Class S	546,262	5,457,482	1,713,105	16,382,213
Institutional Class	(719,101)	(6,749,116)	4,159,658	39,898,551
		$(21,766,342)		$29,994,948

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and Shareholders of DWS Diversified Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Diversified Market Neutral Fund (formerly DWS Disciplined Market Neutral Fund) (the "Fund"), a series of DWS Market Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Diversified Market Neutral Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2013 to August 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$999.00	$995.70	$999.00	$1,001.00
Expenses Paid per $1,000*	$17.58	$21.68	$17.58	$16.34
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$1,007.61	$1,003.48	$1,007.61	$1,008.87
Expenses Paid per $1,000*	$17.66	$21.76	$17.66	$16.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Diversified Market Neutral Fund†	3.49%	4.31%	3.49%	3.24%

† Includes interest and dividend expense on securities sold short of 1.79% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $ 40,915,000 as capital gain dividends for its year ended August 31, 2013, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

Board Consideration of Fund's Sub-Advisory Agreements. The Board, including the Independent Board Members, approved the separate Sub-Advisory Agreements (together, the "Agreements") between Deutsche Investment Management Americas Inc. ("DIMA") and each of Pyramis Global Advisors, LLC ("Pyramis") and Henderson Alternative Investment Advisor Limited ("Henderson," and together with Pyramis, the "Sub-Advisors"), respectively, on behalf of DWS Disciplined Market Neutral Fund (now known as DWS Diversified Market Neutral Fund) (the "Fund"), at an in-person meeting in May 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In May 2013, all but one of the Fund's Board Members were independent of DIMA and its affiliates.

• The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisors that are not affiliates of DIMA to manage all or a portion of the Fund's assets without obtaining shareholder approval.

• Over the course of several meetings, the Board engaged in a comprehensive review of the operational, financial and investment capabilities of each of Pyramis and Henderson.

In connection with its review of the Agreements, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of sub-advisory services to be provided under the Agreements. The Board reviewed information regarding the experience and skill of each Sub-Advisor's investment personnel, the resources made available to such personnel and the organizational depth and stability of such Sub-Advisor. The Board also reviewed information regarding each Sub-Advisor's investment process and performance managing accounts with investment strategies similar to the strategies to be implemented on behalf of the Fund. The Board also considered that DIMA would provide ongoing oversight of each Sub-Advisor's services to the Fund, including monitoring each Sub-Advisor's investment activities and performance. Finally, the Board considered DIMA's recommendation that each Sub-Advisor be engaged as a sub-advisor to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by each Sub-Advisor are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed fee schedule for each Sub-Advisor. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund's total operating expenses. The Board also considered the sub-advisory fee rate proposed to be charged by each Sub-Advisor with respect to the Fund as compared to fees charged by the relevant Sub-Advisor for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by each Sub-Adviser.

Profitability. The Board did not consider the estimated profitability of the Sub-Advisors with respect to the Fund. The Board noted that DIMA will pay each Sub-Advisor's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund's management contract. As noted above, the Board considered that DIMA will pay each Sub-Advisor's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedules were the product of an arm's length negotiation with DIMA.

Other Benefits to the Sub-Advisors and Their Affiliates. The Board considered the possibility that each Sub-Advisor and its respective affiliates could derive indirect benefits as a result of the sub-advisory relationship. In particular, the Board considered potential benefits to the Sub-Advisors related to brokerage and soft-dollar allocations, including, in the case of Pyramis, allocating brokerage to pay for research generated by parties other than the executing broker dealers. The Board also considered the incidental public relations benefits to the Sub-Advisors related to DWS Funds advertising. The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance. The Board considered each Sub-Adviser's compliance program and resources. The Board also considered that DIMA would oversee each Sub-Adviser's compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of each Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, certain of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall9,10 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 2013	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDMNF-2
(R-023987-3 10/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DIVERSIFIED MARKET NEUTRAL FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$56,879	$0	$5,667	$0
2012	$55,332	$0	$4,987	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$5,667	$362,466	$557,067	$925,200
2012	$4,987	$359,967	$598,855	$963,809

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Diversified Market Neutral Fund, a series of DWS Market Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2013